UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2004

                        UNITED SECURITY BANCSHARES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                        0-14549                      63-0843362
   (State of                     (Commission                   (IRS Employer
Incorporation)                   File Number)             Identification Number)

         131 West Front Street, P.O. Box 249, Thomasville, Alabama 36784
          (Address of principal executive offices, including zip code)

                                 (334) 636-5424
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

Item 2.02  Results of Operations and Financial Condition.

      On October 22, 2004, United Security Bancshares, Inc. issued a press release announcing financial results for the quarter ended September 30, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number                 Exhibit
      --------------                 -------
      99.1                           Press Release dated October 22, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNITED SECURITY BANCSHARES, INC.

                                                By: /s/ Larry M. Sellers
                                                    -------------------------
                                                    Larry M. Sellers
                                                    Vice President, Secretary
                                                    and Treasurer

Dated: October 22, 2004

INDEX TO EXHIBITS

Exhibit Number      Exhibit
--------------      -------
99.1                Press Release dated October 22, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.